EXHIBIT 99.2

American Strategic Investment Co.
Supplemental Information

Quarter ended June 30, 2024 (unaudited)

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2024 (Unaudited)

Forward-looking Statements:
The statements in this supplemental package that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. The words “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include (a) the anticipated benefits of the Company’s election to terminate its status as a real estate investment trust, (b) whether the Company will be able to successfully acquire new assets or businesses, (c) the potential adverse effects of the geopolitical instability due to the ongoing military conflict between Russia and Ukraine and Israel and Hamas, including related sanctions and other penalties imposed by the U.S. and European Union, and the related impact on the Company, the Company’s tenants, and the global economy and financial markets, (d) the potential adverse effects of inflationary conditions and higher interest rate environment, (e) that any potential future acquisition or disposition is subject to market conditions and capital availability and may not be completed on favorable terms, or at all, and (f) the Company may not be able to continue to meet the New York Stock Exchange's (“NYSE”) continued listing requirements and rules, and the NYSE may delist the Company's common stock, which could negatively affect the Company, the price of the Company's common stock and the Company's shareholders' ability to sell the Company's common stock, as well as those risks and uncertainties set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed on April 1, 2024 and all other filings with the Securities and Exchange Commission after that date including but not limited to the subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2024 (Unaudited)
Non-GAAP Financial Measures
This section discusses the non-GAAP financial measures we use to evaluate our performance, including, Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”), Net Operating Income (“NOI”) and Cash Net Operating Income (“Cash NOI”) and Cash Paid for Interest. While NOI is a property-level measure, a description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measure, which is net income, is provided below.
In December 2022 we announced that that we changed our business strategy and terminated our election to be taxed as a REIT effective January 1, 2023, however, our business and operations operations have not materially changed in the first quarter of 2023. Therefore, we did not change any of the non-GAAP metrics that we have historically used to evaluate performance.
Caution on Use of Non-GAAP Measures
EBITDA, Adjusted EBITDA, NOI, Cash NOI and Cash Paid for Interest are non-GAAP metrics and should not be construed to be more relevant or accurate than other metrics calculated and presented in accordance with GAAP, including net loss, in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than non-GAAP metrics.
We consider EBITDA, Adjusted EBITDA, NOI and Cash NOI useful indicators of our performance. Because these metrics’ calculations exclude such factors as depreciation and amortization of real estate assets, interest expense, impairment charges, equity-based compensation, gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), these metrics’ presentations facilitate comparisons of operating performance between periods and between other companies that use these measures.
As a result, we believe that the use of these non-GAAP metrics together with the required GAAP presentations, provide a more complete understanding of our performance, including relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities. However, these non-GAAP metrics are not indicative of cash available to fund ongoing cash needs, including the ability to pay cash dividends and capital expenditures. Investors are cautioned that these non-GAAP metrics should only be used to assess the sustainability of our operating performance excluding these activities, as they exclude certain costs that have a negative effect on our operating performance during the periods in which these costs are incurred.
Adjusted Earnings before Interest, Taxes, Depreciation and Amortization, Net Operating Income, Cash Net Operating Income and Cash Paid for Interest.
We believe that EBITDA and Adjusted EBITDA, which is defined as earnings before interest, taxes, depreciation and amortization adjusted for acquisition and transaction-related expenses, fees related to the listing related costs and expenses, other non-cash items such as the vesting and conversion of the Class B Units, equity-based compensation expense and including our pro-rata share from unconsolidated joint ventures, is an appropriate measure of our ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities. Other companies may calculate Adjusted EBITDA differently and our calculation should not be compared to that of other companies.
NOI is a non-GAAP financial measure used by us to evaluate the operating performance of our real estate. NOI is equal to total revenues, excluding contingent purchase price consideration, less property operating and maintenance expense. NOI excludes all other items of expense and income included in the financial statements in calculating net income (loss). We believe NOI provides useful and relevant information because it reflects only those income and expense items that are incurred at the property level and presents such items on an unleveraged basis. We use NOI to assess and compare property level performance and to make decisions concerning the operations of the properties. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating expenses and acquisition activity on an unleveraged basis, providing perspective not immediately apparent from net income (loss). NOI excludes certain items included in calculating net income (loss) in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other companies that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income (loss) as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income (loss) as an indication of our performance or to cash flows as a measure of our liquidity or our ability to pay dividends.
Cash NOI, is a non-GAAP financial measure that is intended to reflect the performance of our properties. We define Cash NOI as NOI excluding amortization of above/below market lease intangibles and straight-line adjustments that are included in GAAP lease revenues. We believe that Cash NOI is a helpful measure that both investors and management can use to evaluate the current financial performance of our properties and it allows for comparison of our operating performance between periods and to other companies. Cash NOI should not be considered as an alternative to net income, as an indication of our financial performance, or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present Cash NOI may not be directly comparable to the way other companies present Cash NOI.

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2024 (Unaudited)
Cash Paid for Interest is calculated based on the interest expense less non-cash portion of interest expense and amortization of mortgage (discount) premium, net. Management believes that Cash Paid for Interest provides useful information to investors to assess our overall solvency and financial flexibility. Cash Paid for Interest should not be considered as an alternative to interest expense as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to our financial information prepared in accordance with GAAP.

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2024 (Unaudited)

Key Metrics
As of and for the three months ended June 30, 2024
Amounts in thousands, except per share data, ratios and percentages

Financial Results (Amounts in thousands, except per share data)
Revenue from tenants	$15,754
Net loss attributable to common stockholders	$(91,851)
Basic and diluted net loss per share attributable to common stockholders	$(36.48)
Cash NOI (1)	$7,416
Adjusted EBITDA (1)	$4,479

Balance Sheet and Capitalization (Amounts in thousands, except ratios and percentages)
Gross asset value (2)	$705,499
Net debt (3) (4)	$394,278
Total consolidated debt (4)	$399,500
Total assets	$598,916
Cash and cash equivalents (5)	$5,222

Common shares outstanding as of June 30, 2024	2,643

Net debt to gross asset value	55.9%
Net debt to annualized adjusted EBITDA (1) (annualized based on quarterly results)	22.0	x

Weighted-average interest rate cost (6)	4.9%
Weighted-average debt maturity (years) (7)	2.7
Interest Coverage Ratio (8)	0.9	x

Real Estate Portfolio
Number of properties	7
Number of tenants	77

Square footage (millions)	1.2
Leased	85.9%
Weighted-average remaining lease term (years) (9)	6.3
______
(1)These Non-GAAP metrics are reconciled below.
(2)Defined as total assets of $598.9 million plus accumulated depreciation and amortization of $106.6 million as of June 30, 2024.
(3)Represents total debt outstanding of $399.5 million, less cash and cash equivalents of $5.2 million.
(4)Excludes the effect of deferred financing costs, net.
(5)Under the terms of one of the Company’s mortgage loans, the Company is required to maintain minimum liquid assets (i.e. cash and cash equivalents and restricted cash) of $10.0 million and a minimum net worth in excess of $175.0 million.
(6)The weighted average interest rate cost is based on the outstanding principal balance of the debt.
(7)The weighted average debt maturity is based on the outstanding principal balance of the debt.
(8)The interest coverage ratio is calculated by dividing adjusted EBITDA for the applicable quarter by cash paid for interest (calculated based on the interest expense less non-cash portion of interest expense and amortization of mortgage (discount) premium, net). Management believes that Interest Coverage Ratio is a useful supplemental measure of our ability to service our debt obligations. Adjusted EBITDA and cash paid for interest are non-GAAP metrics and are reconciled below.
(9)Based on annualized straight-line rent as of June 30, 2024.

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2024

Consolidated Balance Sheets
Amounts in thousands, except share and per share data

	June 30, 2024	December 31, 2023
ASSETS	(Unaudited)
Real estate investments, at cost:
Land	$156,109	$188,935
Buildings and improvements	399,794	479,265
Acquired intangible assets	37,056	56,929
Total real estate investments, at cost	592,959	725,129
Less accumulated depreciation and amortization	(106,583)	(144,956)
Total real estate investments, net	486,376	580,173
Cash and cash equivalents	5,222	5,292
Restricted cash	7,907	7,516
Operating lease right-of-use asset	54,626	54,737
Prepaid expenses and other assets	5,642	6,150
Derivative asset, at fair value	—	400
Straight-line rent receivable	30,631	30,752
Deferred leasing costs, net	8,512	9,152
Total assets	$598,916	$694,172

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage notes payable, net	$396,465	$395,702
Accounts payable, accrued expenses and other liabilities (including amounts due to related parties of $136 and $20 at June 30, 2024 and December 31, 2023, respectively)	15,811	12,975
Notes payable to related parties	150	—
Operating lease liability	54,625	54,657
Below-market lease liabilities, net	1,636	2,061
Deferred revenue	3,450	3,983
Total liabilities	472,137	469,378

Preferred stock, $0.01 par value, 50,000,000 shares authorized, none issued and outstanding at June 30, 2024 and December 31, 2023	—	—
Common stock, $0.01 par value, 300,000,000 shares authorized, 2,642,764 and 2,334,340 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively	26	23
Additional paid-in capital	731,491	729,644
Accumulated other comprehensive income	—	406
Distributions in excess of accumulated earnings	(604,738)	(505,279)
Total stockholders’ equity	126,779	224,794
Total liabilities and equity	$598,916	$694,172

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2024 (Unaudited)

Consolidated Statements of Operations
Amounts in thousands, except share and per share data

	Three Months Ended
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Revenue from tenants	$15,754	$15,481	$15,380	$16,015

Expenses:
Asset and property management fees to related parties	1,927	1,903	1,926	1,882
Property operating	8,461	8,382	8,230	8,792
Impairment of real estate investments	84,724	—	66,053	362
Equity-based compensation	186	54	151	1,208
General and administrative	1,964	2,801	1,824	1,932
Depreciation and amortization	5,151	5,261	6,332	6,499
Total expenses	102,413	18,401	84,516	20,675
Operating loss	(86,659)	(2,920)	(69,136)	(4,660)
Other income (expense):
Interest expense	(5,201)	(4,697)	(4,749)	(4,739)
Other income	9	9	9	9
Total other expense, net	(5,192)	(4,688)	(4,740)	(4,730)
Net loss before income taxes	(91,851)	(7,608)	(73,876)	(9,390)
Net loss and Net loss attributable to common stockholders	$(91,851)	$(7,608)	$(73,876)	$(9,390)

Basic and Diluted Net Loss Per Share:
Net loss per share attributable to common stockholders — Basic and Diluted	$(36.48)	$(3.28)	$(32.27)	$(4.10)
Weighted average shares outstanding —Basic and Diluted	2,518,176	2,322,594	2,289,094	2,288,683
Diluted	2,518,176	2,322,594	2,289,094	2,289,094

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2024 (Unaudited)

Non-GAAP Measures
Amounts in thousands

	Three Months Ended
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
EBITDA:
Net loss and Net loss attributable to common stockholders	$(91,851)	$(7,608)	$(73,878)	$(9,390)
Depreciation and amortization	5,151	5,261	6,332	6,499
Interest expense	5,201	4,697	4,749	4,739
EBITDA	(81,499)	2,350	(62,797)	1,848
Impairment of real estate investments	84,724	—	66,053	362
Equity-based compensation	186	54	151	1,208
Management Fees paid in stock to Advisor in lieu of cash	1,077	533	—	—
Other income	(9)	(9)	(9)	(8)
Adjusted EBITDA	4,479	2,928	3,398	3,410
Asset and property management fees to related parties paid in cash	850	1,371	1,926	1,882
General and administrative	1,964	2,801	1,824	1,931
NOI	7,293	7,100	7,148	7,223
Accretion of below- and amortization of above-market lease liabilities and assets, net	(57)	(55)	(25)	(36)
Straight-line rent (revenue as a lessor)	153	(30)	(848)	(703)
Straight-line ground rent (expense as lessee)	27	27	28	27
Cash NOI	$7,416	$7,042	$6,303	$6,511

Cash Paid for Interest:
Interest expense	$5,201	$4,697	$4,749	$4,739
Amortization of deferred financing costs	(377)	(386)	(386)	(386)
Total cash paid for interest	$4,824	$4,311	$4,363	$4,353

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2024 (Unaudited)

Debt Overview
As of June 30, 2024

Year of Maturity	Number of Encumbered Properties	Weighted-Average Debt Maturity (Years) (1)	Weighted-Average Interest Rate (1) (2)	Total Outstanding Balance (3)
				(In thousands)
2024 (remainder)	1	0.3	8.1%	$49,500
2025	—	—	—%	—
2026	1	2.0	4.2%	99,000
2027	1	2.7	4.7%	140,000
2028	3	3.9	4.7%	60,000
2029	1	5.1	3.9%	51,000
Thereafter	—	—	—%	—
Total Debt	7	2.7	4.9%	$399,500
______
(1)Weighted based on the outstanding principal balance of the debt.
(2)All of the Company’s debt is fixed rate as of June 30, 2024.
(3)Excludes the effect of deferred financing costs, net. Current balances as of June 30, 2024 are shown in the year the debt matures.

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2024 (Unaudited)

Future Minimum Lease Rents
As of June 30, 2024
Amounts in thousands

Future Minimum Base Rent Payments (1)
2024 (remainder)	$27,543
2025	49,964
2026	44,916
2027	41,463
2028	36,959
2029	33,529
Thereafter	148,119
Total	$382,493
_________________
(1)Represents future minimum base rent payments on a cash basis due to the Company over the next five years and thereafter. These amounts exclude contingent rent payments, as applicable, that may be collected from certain tenants based on provisions related to sales thresholds and increases in annual rent based on exceeding certain economic indexes among other items.

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2024 (Unaudited)

Top Ten Tenants
As of June 30, 2024
Amounts in thousands, except percentages

Tenant / Lease Guarantor	Property Type	Tenant Industry	Annualized SL Rent (1)	SL Rent Percent	Remaining Lease Term (2)	Investment Grade (3)
City National Bank	Office / Retail	Financial Services	$4,356	7%	9.0	Yes
Planned Parenthood Federation of America, Inc.	Office	Non-Profit	3,388	6%	7.0	Yes
Equinox	Retail	Fitness	2,897	5%	14.4	No
Cornell University	Office	Healthcare Services	2,476	4%	—	Yes
The City of New York - Dept. of Youth & Community Development	Office	Government/Public Administration	2,215	4%	13.5	Yes
CVS	Retail	Retail	2,161	4%	10.2	Yes
USA General Services Administration	Office	Government/Public Administration	2,029	3%	3.0	Yes
I Love NY Gifts	Retail	Retail	1,932	3%	11.9	No
NYS Licensing	Office	Government/Public Administration	1,833	3%	3.1	Yes
Marshalls	Retail	Retail	1,641	3%	4.3	Yes
Subtotal			24,928	42%	7.9

Remaining portfolio			33,719	58%

Total Portfolio			$58,647	100%
__________________
(1)Calculated using the most recent available lease terms as of June 30, 2024.
(2)Based on straight-line rent as of June 30, 2024.
(3)As used herein, investment grade includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade. Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether or not the parent has guaranteed the tenant’s obligation under the lease) or by using a proprietary Moody’s analytical tool, which generates an implied rating by measuring a company’s probability of default. The term "parent" for these purposes includes any entity, including any governmental entity, owning more than 50% of the voting stock in a tenant. Ratings information is as of June 30, 2024. Top 10 tenants are 61% actual investment grade rated and 20% implied investment grade rated.

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2024 (Unaudited)

Diversification by Property Type
As of June 30, 2024
Amounts in thousands, except percentages

	Total Portfolio
Property Type	Annualized SL Rent (1)	SL Rent Percent	Square Feet	SqFt. Percent
Office	$42,976	73%	811	82%
Retail	14,334	24%	168	17%
Other	1,337	3%	14	1%
Total	$58,647	100%	993	100%
____________
(1)Calculated using the most recent available lease terms as of June 30, 2024.

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2024 (Unaudited)

Diversification by Tenant Industry
As of June 30, 2024
Amounts in thousands, except percentages

	Total Portfolio
Industry Type	Annualized SL Rent (1)	SL Rent Percent	Square Feet	Sq. ft. Percent
Financial Services	$13,920	24%	179	18%
Government / Public Administration	7,700	13%	173	17%
Retail	7,035	12%	53	5%
Non-profit	5,136	9%	114	11%
Office Space	4,660	8%	104	12%
Services	3,948	7%	70	7%
Healthcare Services	3,138	5%	43	4%
Fitness	2,897	5%	30	3%
Professional Services	2,834	5%	54	5%
Technology	2,568	4%	46	5%
Other (2)	4,811	8%	127	13%
Total	$58,647	100%	993	100%
____________
(1)Calculated using the most recent available lease terms as of June 30, 2024.
(2)Other includes nine industry types as of June 30, 2024.

American Strategic Investment Co.
Supplemental Information
Quarter ended June 30, 2024 (Unaudited)

Lease Expirations
As of June 30, 2024

Year of Expiration	Number of Leases Expiring	Annualized SL Rent [1]	Annualized SL Rent Percent	Leased Rentable Square Feet	Percent of Rentable Square Feet Expiring
		(In thousands)		(In thousands)
2024 (Remaining)	12	$7,597	13.1%	125	13.6%
2025	15	6,156	10.5%	118	11.8%
2026	9	2,801	4.8%	56	5.6%
2027	13	6,314	10.8%	135	13.5%
2028	9	3,463	5.9%	59	5.9%
2029	8	3,508	6.0%	63	6.2%
2030	4	2,310	3.9%	42	4.2%
2031	9	6,538	11.1%	118	11.7%
2032	3	781	1.3%	14	1.4%
2033	8	4,967	8.5%	47	4.6%
2034	4	3,425	5.8%	30	3.0%
2035	3	640	1.1%	4	0.4%
2036	4	2,298	3.9%	17	1.7%
2037	4	4,048	6.9%	128	12.7%
2038	3	2,897	4.9%	30	3.0%
2039	2	558	1.0%	—	—%
Thereafter (>2039)	1	346	0.5%	7	0.6%
Total	111	$58,647	100%	993	100%
_______________
(1)Calculated using the most recent available lease terms as of June 30, 2024. Includes tenant concessions, such as free rent, as applicable.